FMS FINANCIAL CORPORATION

For Immediate Release

         October 25, 2004

For Further Information Contact:  (609) 386-2400
--------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 3rd QUARTER EARNINGS


Burlington, New Jersey, (October 25, 2004) - FMS Financial Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $2,508,133 or $.38 diluted earnings per share for the quarter ended September 30, 2004 as compared to net income of $900,435 or $.14 diluted earnings per share for the same period in 2003. Earnings for the nine months ended September 30, 2004 were $6,658,677 or $1.02 diluted earnings per share as compared to net income of $4,040,330 or $.62 diluted earnings per share for the first nine months of 2003.

Net interest income after provision for loan losses totaled to $27.6 million for the nine months ended September 30, 2004 compared to $22.5 million for the same period in 2003. Total interest income increased to $41.4 million during the nine months ended September 30, 2004 from $37.5 million for the same period in 2003. Total interest expense decreased to $13.5 million during the nine months ended September 30, 2004 from $14.8 million for the same period in 2003.

Total assets were $1.2 billion and deposits totaled $923.7 million at September 30, 2004. Non-performing loans at September 30, 2004 amounted to $2.4 million or 0.57% of total loans. The allowance for loan losses was $4.6 million at September 30, 2004 or 193% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank that operates forty banking offices in Burlington, Camden and Mercer Counties, New Jersey.

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       September 30, 2004     December 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------------------
     Cash and amounts due from depository institutions                             $        47,888,451    $          41,022,232
     Interest-bearing deposits                                                                  52,525                  142,929
     Short term funds                                                                       23,681,478               31,169,476
                                                                                  ---------------------   ----------------------

        Total cash and cash equivalents                                                     71,622,454               72,334,637
     Investment securities held to maturity                                                219,906,141              250,383,262
     Investment securities available for sale                                              174,558,268              149,230,862
     Loans, net                                                                            420,868,876              402,606,056
     Mortgage-backed securities held to maturity                                           289,031,700              294,915,606
     Accrued interest receivable                                                             6,441,292                5,203,748
     Federal Home Loan Bank stock                                                           10,250,120               11,809,620
     Real estate owned, net                                                                          0                   48,294
     Office properties and equipment, net                                                   31,019,569               31,429,069
     Deferred income taxes                                                                   2,115,489                2,043,909
     Core deposit intangible                                                                 2,771,082                3,308,238
     Prepaid expenses and other assets                                                       2,097,519                1,603,294
     FMS Statutory Trust 1 issue costs, net                                                    581,772                  640,154
                                                                                  ---------------------   ----------------------
TOTAL ASSETS                                                                       $     1,231,264,282    $       1,225,556,749
                                                                                  =====================   ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Deposits                                                                      $       923,705,511    $         893,006,498
     Securities sold under agreements to repurchase                                        195,000,000              225,000,000
     Advances from the Federal Home Loan Bank                                               10,000,000               11,191,047
     FMS Statutory Trust 1 debentures                                                       25,774,000               25,774,000
     Advances by borrowers for taxes and insurance                                           2,238,939                2,142,499
     Accrued interest payable                                                                1,207,816                1,319,501
     Dividends payable                                                                         195,029                  194,576
     Other liabilities                                                                       4,431,137                4,098,885
                                                                                  ---------------------   ----------------------
     Total liabilities                                                                   1,162,552,432            1,162,727,006
                                                                                  ---------------------   ----------------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,990,142 and 7,975,059 and shares outstanding 6,500,960
        and 6,485,877 as of September 30, 2004 and December 31, 2003, respectively             799,014                  797,506
     Paid-in capital in excess of par                                                        8,544,121                8,507,333
     Accumulated other comprehensive income - net of deferred income taxes                     572,045                  802,239
     Retained earnings                                                                      69,731,669               63,657,664
     Less:  Treasury stock (1,489,182 shares, at cost, as of
        September 30, 2004 and December 31, 2003)                                          (10,934,999)             (10,934,999)
                                                                                  ---------------------   ----------------------
Total stockholders' equity                                                                  68,711,850               62,829,743
                                                                                  ---------------------   ----------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $     1,231,264,282    $       1,225,556,749
                                                                                  =====================   ======================

FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Three Months ended                     Nine Months ended
                                                                       September                           September 30,
                                                         -------------------------------------     -------------------------------
                                                                 2004               2003               2004              2003
----------------------------------------------------------------------------------------------     -------------------------------
INTEREST  INCOME:
Interest income on:
    Loans                                                $       6,219,024   $      6,023,654   $    18,329,907    $   18,308,107
    Mortgage-backed securities                                   4,224,347          3,508,199        12,237,351        11,814,678
    Investments                                                  3,706,263          2,135,917        10,808,357         7,414,628
                                                         ------------------  -----------------  ----------------   ---------------
Total interest income                                           14,149,634         11,667,770        41,375,615        37,537,413
                                                         ------------------  -----------------  ----------------   ---------------
INTEREST EXPENSE:
Interest expense on:
    Deposits                                                     1,942,196          1,917,653         5,548,386         6,755,394
    Borrowings                                                   2,305,113          2,386,311         7,006,011         7,093,661
    Long term debt                                                 353,489            314,282           992,527           973,424
                                                         ------------------  -----------------  ----------------   ---------------
Total interest expense                                           4,600,798          4,618,246        13,546,924        14,822,479
                                                         ------------------  -----------------  ----------------   ---------------

NET INTEREST INCOME                                              9,548,836          7,049,524        27,828,691        22,714,934
PROVISION FOR LOAN LOSSES                                           90,000             75,000           240,000           195,000
                                                         ------------------  -----------------  ----------------   ---------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                              9,458,836          6,974,524        27,588,691        22,519,934
                                                         ------------------  -----------------  ----------------   ---------------

OTHER INCOME (EXPENSE):
    Loan service charges and other fees                             21,384             19,566            80,560            63,300
    Gain on sale of real estate held for development, net                0                  0                 0           600,780
    Gain on sale of loans                                              228                232               229               283
    Gain on sale of investment securities                          433,518             63,103           533,574           285,846
    Gain on disposal of fixed assets                                     0                  0            46,080          (141,151)
    Real estate owned operations, net                                  (39)            (4,265)           (4,586)           16,940
    Service charges on accounts                                  1,308,036          1,159,714         3,834,588         3,415,956
    Other income                                                    35,633             33,566            99,948           103,031
                                                         ------------------  -----------------  ----------------   ---------------
Total other income                                               1,798,760          1,271,916         4,590,393         4,344,985
                                                         ------------------  -----------------  ----------------   ---------------

OPERATING EXPENSES:
    Salaries and employee benefits                               4,209,679          3,876,483        12,409,459        11,607,680
    Occupancy and equipment                                      1,361,072          1,384,007         4,043,164         4,072,723
    Purchased services                                             699,781            744,658         2,144,793         2,142,416
    Federal deposit insurance premiums                              32,412             32,466            97,959            96,048
    Professional fees                                              161,864            157,366           495,542           498,785
    Advertising                                                    106,565            112,879           322,591           345,735
    Amortization of core deposit intangible                        179,052             65,757           537,156           131,514
    Other                                                          319,439            384,516         1,020,789         1,309,431
                                                         ------------------  -----------------  ----------------   ---------------

Total operating expenses                                         7,069,864          6,758,132        21,071,453        20,204,332
                                                         ------------------  -----------------  ----------------   ---------------

INCOME BEFORE INCOME TAXES                                       4,187,732          1,488,308        11,107,631         6,660,587

INCOME TAXES                                                     1,679,599            587,873         4,448,954         2,620,257
                                                         ------------------  -----------------  ----------------   ---------------

NET INCOME                                               $       2,508,133   $        900,435   $     6,658,677    $    4,040,330
                                                         ==================  =================  ================   ===============


 BASIC EARNINGS PER COMMON SHARE                         $            0.39   $           0.14   $          1.03    $         0.62
                                                         ==================  =================  ================   ===============

 DILUTED EARNINGS PER COMMON SHARE                       $            0.38   $           0.14   $          1.02    $         0.62
                                                         ==================  =================  ================   ===============

  Dividends declared per common share                    $            0.03   $           0.03   $          0.09    $         0.09
                                                         ------------------  -----------------  ----------------   ---------------

 Weighted average common shares outstanding                      6,500,960          6,484,466         6,493,267         6,473,959
 Potential dilutive effect of the exercise of stock options         36,763             36,009            38,020            36,420
                                                         ------------------  -----------------  ----------------   ---------------
 Adjusted weighted average common shares outstanding             6,537,723          6,520,475         6,531,287         6,510,379
                                                         ==================  =================  ================   ===============